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                                                                    Exhibit 10.1

                       Amendment (this "Amendment") to the
                          Harrah's Entertainment, Inc.
               1996 Non-Management Directors Stock Incentive Plan
                                  (the "Plan")

         This Amendment is effective February 20, 1997, pursuant to approval by the Committee under the Plan and by the Human
Resources Committee of the Board of Directors of Harrah's
Entertainment, Inc. ("Company").

         1. Section 2 of the Plan is hereby amended to add the following sentence to the end of such section:

         Notwithstanding the foregoing, the Human Resources Committee of the Board of Directors of the Company (the "HRC") shall exercise any and all rights, duties and powers of the Committee under the Plan to the extent required by the applicable exemptive conditions of Rule 16b-3 under the Securities Exchange Act of 1934, as amended ("Rule 16b-3"), as determined by the HRC in its sole discretion.

         2. The third sentence of the first paragraph of Section 7 of the Plan is hereby amended to read in its entirety:

         The deferral election form signed by the participant prior to the plan year will be irrevocable except in case of hardship (as defined in Section 8) as determined in good faith by the HRC pursuant to Section 8, provided, however, that a participant may, prior to January 1 of the year preceding the year that the participant's termination of service occurs, submit an amended election form to the HRC for HRC approval indicating a requested change in the participant's elected method for the grant of the deferred shares upon termination of service (i.e., as to either a lump sum of shares within 30 days after termination of service or approximately equal annual installments over a period of two to ten years), and upon the HRC's approval of the requested change within 90 days after submission of the requested change, such change shall be effective. If the HRC does not approve the change, the participant's original election will remain in effect.

         3. Section 8 is hereby amended to add the following sentence to the end of such section:

         For purposes of this Section 8, the Committee shall be the HRC.

         4. Section 10(a) of the Plan is hereby amended to add the following proviso to the end of such section:




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         ;  provided,  however,  that to the extent  required by the  applicable exemptive conditions of Rule 16b-3, any such adjustment shall be subject to approval by the HRC.

         5. Section 10(b) of the Plan is hereby amended to add the following proviso to the end of such section:

         ; provided, however, that to the extent required by the applicable exemptive conditions of Rule 16b-3, any such termination shall be subject to approval by the HRC.

         6. Section 10(c) of the Plan is hereby amended to provide in its entirety as follows:

         (c) No adjustment or action under this Section 10 or any other provision of this Plan shall be authorized to the extent such adjustment or action would violate Section 16 of the Securities
         Exchange Act of 1934, as amended, or the applicable exemptive conditions of Rule 16b-3. The number of shares finally granted under this Plan shall always be rounded to the next whole number.

         7. Section 10(d) of the Plan is hereby amended to add the following proviso to the end of such section:

         ; provided, however, that to the extent required by the applicable exemptive conditions of Rule 16b-3, any such decision shall be subject to approval by the HRC.

         8. Section 11 of the Plan is hereby amended to read in its entirety as follows:

         Amendment. The Committee may terminate, modify or amend the Plan in such respect as it shall deem advisable, without obtaining approval from the Company's stockholders or the HRC except as such approval may be required pursuant to the applicable exemptive conditions of Rule 16b-3 or Section 16 of the Securities Exchange Act of 1934, as amended. No termination, modification or amendment of the Plan may, without the consent of a participant, adversely affect a participant's rights under an award granted prior thereto.

                                     * * * *

         Executed and approved this 20th day of February, 1997.


                    /s/ Philip G. Satre
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                    Philip G. Satre, Chairman, President and
                    Chief Executive Officer and Sole Member of
                       the Committee under the Plan


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